[Logo] M F S(R)                                               SEMIANNUAL REPORT
INVESTMENT MANAGEMENT                                         DECEMBER 31, 2002


MFS(R) INSTITUTIONAL
RESEARCH FUND


[Graphic Omitted]

--------------------------------------------------------------------------------
NOT FDIC INSURED                 MAY LOSE VALUE               NO BANK GUARANTEE
         NOT A DEPOSIT     NOT INSURED BY ANY FEDERAL GOVERNMENT AGENCY
--------------------------------------------------------------------------------

MFS(R) INSTITUTIONAL RESEARCH FUND

The following tables present certain information regarding the Trustees and officers of MFS Institutional
Trust of which the fund is a series, including their principal occupations, which, unless specific dates are shown, are of more than five years' duration, although the titles may not have been the same throughout.

             NAME, AGE, POSITION WITH THE TRUST, PRINCIPAL OCCUPATION, AND OTHER DIRECTORSHIPS(1)

TRUSTEES
JEFFREY L. SHAMES* (born 06/02/55) Trustee,              LAWRENCE T. PERERA (born 06/23/35) Trustee
Chairman                                                 Hemenway & Barnes (attorneys), Partner
Massachusetts Financial Services Company, Chairman
                                                         WILLIAM J. POORVU (born 04/10/35) Trustee
JOHN W. BALLEN* (born 09/12/59) Trustee and              Private investor; Harvard University Graduate
President                                                School of Business Administration, Class of 1961,
Massachusetts Financial Services Company, Chief          Adjunct Professor in Entrepreneurship Emeritus;
Executive Officer and Director                           CBL & Associates Properties, Inc. (real estate
                                                         investment trust), Director
KEVIN R. PARKE* (born 12/14/59) Trustee
Massachusetts Financial Services Company, Chief          J. DALE SHERRATT (born 09/23/38) Trustee
Investment Officer, President and Director               Insight Resources, Inc. (acquisition planning
                                                         specialists), President; Wellfleet Investments
LAWRENCE H. COHN, M.D. (born 03/11/37) Trustee           (investor in health care companies), Managing
Brigham and Women's Hospital, Chief of Cardiac           General Partner (since 1993); Cambridge
Surgery; Harvard Medical School, Professor of            Nutraceuticals (professional nutritional
Surgery                                                  products), Chief Executive Officer (until May
                                                         2001); Paragon Trade Brands, Inc. (disposable
WILLIAM R. GUTOW (born 09/27/41) Trustee                 consumer products), Director
Private investor and real estate consultant;
Capitol Entertainment Management Company (video          ELAINE R. SMITH (born 04/25/46) Trustee
franchise), Vice Chairman                                Independent health care industry consultant

J. ATWOOD IVES (born 05/01/36) Trustee                   WARD SMITH (born 09/13/30) Trustee
Private investor; KeySpan Corporation (energy            Private investor; Sundstrand Corporation
related services), Director; Eastern Enterprises         (manufacturer of highly engineered products for
(diversified services company), Chairman, Trustee        industrial and aerospace applications), Director
and Chief Executive Officer (until November 2000)        (until June 1999)

ABBY M. O'NEILL (born 04/27/28) Trustee
Private investor; Rockefeller Financial Services,
Inc. (investment advisers), Chairman and Chief
Executive Officer

OFFICERS
JEFFREY L. SHAMES (born 06/02/55) Trustee,               RICHARD M. HISEY (born 08/29/58) Treasurer
Chairman                                                 Massachusetts Financial Services Company, Senior
Massachusetts Financial Services Company, Chairman       Vice President (since July 2002); The Bank of New
                                                         York, Senior Vice President (September 2000 to
                                                         July 2002); Lexington Global Asset Managers, Inc.,
JOHN W. BALLEN (born 09/12/59) Trustee and               Executive Vice President and General Manager
President                                                (prior to September 2000)
Massachusetts Financial Services Company, Chief
Executive Officer and Director                           ELLEN MOYNIHAN (born 11/13/57) Assistant Treasurer
                                                         Massachusetts Financial Services Company, Vice
                                                         President
JAMES R. BORDEWICK, JR. (born 03/06/59) Assistant
Secretary and Assistant Clerk                            JAMES O. YOST (born 06/12/60) Assistant Treasurer
Massachusetts Financial Services Company, Senior         Massachusetts Financial Services Company, Senior
Vice President and Associate General Counsel             Vice President


STEPHEN E. CAVAN (born 11/06/53) Secretary and
Clerk
Massachusetts Financial Services Company, Senior
Vice President, General Counsel and Secretary

ROBERT R. FLAHERTY (born 09/18/63) Assistant
Treasurer
Massachusetts Financial Services Company, Vice
President (since August 2000); UAM Fund Services,
Senior Vice President (prior to August 2000)

The Trust does not hold annual shareholder meetings for the purpose of electing Trustees, and Trustees are not elected for fixed terms. This means that each Trustee will be elected to hold office until his or her successor is chosen and qualified or until his or her earlier death, resignation, retirement or removal. Each officer will hold office until his or her successor is chosen and qualified, or until he or she retires, resigns or is removed from office.

Messrs. Shames, Ives, Perera and Poorvu, and Ms. Smith have served in their capacity as Trustee of the Trust continuously since originally elected or appointed. Messrs. Ballen and Gutow have each served as a Trustee of the Trust since August 1, 2001. Messrs. Cohn, Sherratt and Smith, and Ms. O'Neill were elected by shareholders and have served as Trustees of the Trust since January 1, 2002. Mr. Parke has served as Trustee of the Trust since January 1, 2002.

Each of the Trust's Trustees and officers holds comparable positions with certain other funds of which MFS or a subsidiary is the investment adviser or distributor and, in the case of the officers, with certain affiliates of MFS. Each Trustee serves as a board member of 112 funds within the MFS Family of Funds.

The Statement of Additional Information contains further information about the Trustees and is available without charge upon request, by calling 1-800-225-2606.

(1) Directorships or trusteeships of companies required to report to the Securities and Exchange Commission
    (i.e., "public companies").
  * "Interested person" of MFS within the meaning of the Investment Company Act of 1940 (referred to as the 1940
    Act) which is the principal federal law governing investment companies like the Trust. The address of MFS is
    500 Boylston Street, Boston, Massachusetts 02116.

INVESTMENT ADVISER                                       INVESTOR SERVICE
Massachusetts Financial Services Company                 MFS Service Center, Inc.
500 Boylston Street                                      P.O. Box 2281
Boston, MA 02116-3741                                    Boston, MA 02107-9906

DISTRIBUTOR                                              For general information, call toll free:
MFS Fund Distributors, Inc.                              1-800-225-2606 any business day from 8 a.m. to
500 Boylston Street                                      8 p.m. Eastern time.
Boston, MA 02116-3741
                                                         For service to speech- or hearing-impaired
DIRECTOR OF GLOBAL EQUITY RESEARCH                       individuals, call toll free: 1-800-637-6576 any
David A. Antonelli+                                      business day from 9 a.m. to 5 p.m. Eastern time.
                                                         (To use this service, your phone must be equipped
CUSTODIANS                                               with a Telecommunications Device for the Deaf.)
State Street Bank and Trust Company
225 Franklin Street, Boston, MA 02110                    For share prices, account balances, exchanges or
                                                         stock and bond outlooks, call toll free:
JP Morgan Chase Bank                                     1-800-MFS-TALK (1-800-637-8255) anytime from a
One Chase Manhattan Plaza                                touch- tone telephone.
New York, NY 10081
                                                         WORLD WIDE WEB
INVESTOR INFORMATION                                     www.mfs.com
For information on MFS mutual funds, call your
investment professional or, for an information
kit, call toll free: 1-800-637-2929 any business
day from 9 a.m. to 5 p.m. Eastern time (or leave a
message anytime).


+ MFS Investment Management

--------------------------------------------------------------------------------
MFS(R) PRIVACY POLICY: A COMMITMENT TO YOU

Privacy is a concern for every investor today. At MFS Investment Management(R) and the MFS funds, we take this concern very seriously. We want you to understand our policies about every MFS investment product and service that we offer and how we protect the nonpublic personal information of investors who have a direct relationship with us and our wholly owned subsidiaries.

Throughout our business relationship, you provide us with personal information; we maintain information and records about you, your investments, and the services you use. Examples of the nonpublic personal information we maintain include

  o data from investment applications and other forms

  o share balances and transactional history with us, our affiliates, or others

  o facts from a consumer reporting agency

We do not disclose any nonpublic personal information about our customers or former customers to anyone except as permitted by law. We may share information with companies or financial institutions that perform marketing services on our behalf or to other financial institutions with which we have joint marketing arrangements.

Access to your nonpublic personal information is limited to appropriate personnel who provide products, services, or information to you. We maintain physical, electronic, and procedural safeguards that comply with applicable federal regulations.

If you have any questions about MFS' privacy policy, please call
1-800-225-2606 any business day between 8 a.m. and 8 p.m. Eastern time.

Note: If you own MFS products or receive MFS services in the name of a third party such as a bank or broker-dealer, their privacy policy may apply to you instead of ours.
--------------------------------------------------------------------------------

LETTER FROM THE CHAIRMAN

Dear Shareholders,
One can always find reasons not to invest. After three tough years in a row, it is only natural that investors -- especially stock investors -- may feel discouraged. People have fled in record numbers to the perceived safety of government bonds. Some folks are claiming they'll never invest in the stock market again.

However, historically the best times to invest in stocks and corporate bonds have been times like the present, when investors are feeling most worried and discouraged. Looking back at the late 1980s and early 1990s, for example -- when a banking crisis, a junk bond debacle, and a collapse in consumer confidence gave many investors sleepless nights -- we can see that that period ushered in the bull market of the 1990s.

REASONS FOR OPTIMISM
We would also argue that beyond the negative headlines, much of the longer- term news in the past several months has been positive. Although many feared a "double-dip" recession last year, it did not happen. The U.S. economy grew modestly throughout 2002, and the consensus view seems to be for continued slow growth in 2003. Wages and worker productivity, according to the U.S. Labor Department, have been rising over the past year. We have seen companies in general become leaner and stronger, and corporate profits have slowly begun to recover. Corporate accounting scandals, which dragged down investor confidence and the market for much of last year, seem to be largely behind us.

IN OUR VIEW, A TIME OF OPPORTUNITY
Of course, there are always reasons to be concerned about the markets. As I write this in mid-January, political issues in Iraq and North Korea remain a potential problem. Unemployment, while still relatively moderate by historical standards, has risen to a level that may affect consumer spending. We would also caution that, although stock valuations have fallen dramatically over the past several years, some areas of the market may still be highly valued.

However, our experience during nearly eight decades of investing has been that markets have always been cyclical and that investors may miss opportunities by waiting for all signs to indicate the cycle is turning up. It is impossible to call a market bottom, except in retrospect, and no one can say for certain whether the market will head up or down over the near term. But this seems to us like a particularly important time to take a long-term view.

These are issues best discussed with your investment professional, who is familiar with your risk tolerance, your individual goals, and your financial situation. But we would point out that times of great disappointment and uncertainty have often been periods of opportunity for long-term investors, and, in our view, we may be in the midst of such a period.

As always, we appreciate your confidence in MFS and welcome any questions or comments you may have.

    Respectfully,

/s/ Jeffrey L. Shames

    Jeffrey L. Shames
    Chairman
    MFS Investment Management(R)

    January 15, 2003

The opinions expressed in this letter are those of MFS, and no forecasts can be guaranteed.

MANAGEMENT REVIEW AND OUTLOOK

Dear Shareholders,
For the six months ended December 31, 2002, the fund provided a total return of -11.50%. This return, which includes the reinvestment of dividend and capital gains distributions, compares to a return of -10.30% over the same period for the fund's benchmark, the Standard and Poor's 500 Stock Index (S&P 500). The S&P 500 is a commonly used measure of the broad stock market. It is not possible to invest directly in an index.

VOLATILE MARKET CONTINUES
Large market swings continued over the third and fourth quarters. In the third quarter, investors focused on the negatives including economic woes, earnings disappointments, and escalating geopolitical conflicts around the world. These concerns severely impacted the market in a negative direction. Conversely in the fourth quarter, the market changed its attention to some positives such as improving productivity and earnings outlooks. Stocks responded positively but not enough to overcome the poor performance in the third quarter.

CONSERVATIVE POSITIONING IN THE PORTFOLIO
The portfolio underperformed the S&P 500 largely due to its conservative positioning for the final six months of 2002. While performance held up well in the down market of the third quarter, we did not capture fully the strong upward movement of the fourth quarter. The portfolio's conservative positioning is the result of where the analysts have found opportunities for growth relative to the price we are paying for that growth. We identified what we believed were good growth opportunities in areas such as insurance, pharmaceuticals, and media. In general the analysts were cautious on technology and telecommunications-related stocks due to a weak corporate spending environment and pricing pressures.

Looking more closely at performance for the period, a significant detractor from relative performance was stock selection within the medical services industry. HEALTHSOUTH, one detractor, suffered when it withdrew its profit forecast and announced a restructuring. In financial services, FleetBoston was a primary detractor. FleetBoston fell after it took a pre-tax charge to recognize Argentinean loan exposures.

Offsetting some of this negative performance was strong stock selection in consumer staples. Consumer staples had a number of contributors including PepsiCo and Proctor & Gamble. Both of these companies experienced strong earnings growth based on cost-cutting initiatives and productivity enhancements.

MAINTAINING A MIX BETWEEN GROWTH AND CYCLICALS
Overall, the analysts maintained an underweight to technology stocks, as we have yet to identify a sustained upward trend in corporate spending on new software or equipment. As we find reasonably valued, quality growth stocks in this sector, we will look to increase our exposure. Outside technology, we identified a mix of growth and cyclical stocks that appear to be well positioned moving into 2003. Areas of growth, we believe, include insurance property and casualty companies and pharmaceuticals. Both of these industries have been able to maintain or raise pricing, unusual in the current market. Pharmaceuticals was an area where the analysts increased exposure over the most recent six months. We think certain pharmaceutical companies have been overly punished due to generic threats and the possibility of a slower drug- approval process from the FDA. The pharmaceuticals we hold have healthy and visible drug pipelines and should be able to benefit from patent protection on existing drugs, we believe. We also have found what we think are attractive growth opportunities achieved through cost cutting in consumer staples. Many companies in this sector have an attractive dividend yields, which can provide a significant boost to total return. A cyclical area we like is media, where the advertising environment appears to be strengthening for 2003. We also added to our paper exposure, on the belief that we are reaching a cyclical low and demand should recover over the next year.

Going into 2003, the U.S. stock market remains challenging and volatile. We believe stock selection will continue to be an important driver of performance as there appears to be limited broad-based themes that offer significant upside. Company execution, we feel, will be critical to grow earnings in a slow economic environment. As market volatility continues to present opportunities, the analysts will look to add reasonably valued growth opportunities to the portfolio.

    Respectfully,

/s/ David A. Antonelli

    David A. Antonelli
    Director of Global Equity Research

The committee of MFS research analysts is responsible for the day-to-day management of the series under the general supervision of Mr. Antonelli.

The opinions expressed in this report are those of the Director of Global Equity Research and are current only through the end of the period of the report as stated on the cover. These views are subject to change at any time based on market and other conditions, and no forecasts can be guaranteed.

It is not possible to invest directly in an index.

The portfolio is actively managed, and current holdings may be different.

FUND FACTS

Objective: Seeks to provide long-term growth of capital.

Commencement of investment operations: May 20, 1996

Size: $16.5 million net assets as of December 31, 2002

PERFORMANCE SUMMARY

Because the fund is designed for investors with long-term goals, we have provided the cumulative as well as the average annual total returns for the applicable time periods. Performance results reflect the percentage change in net asset value, including the reinvestment of dividends and capital gains. The minimum initial investment is generally $3 million. Shares of the fund are purchased at net asset value. (See Notes to Performance Summary.)

TOTAL RATES OF RETURN THROUGH DECEMBER 31, 2002

                                              6 Months           1 Year          3 Years          5 Years            Life*
--------------------------------------------------------------------------------------------------------------------------
Cumulative Total Return                        -11.50%          -24.03%          -42.64%          -11.69%          +14.70%
--------------------------------------------------------------------------------------------------------------------------
Average Annual Total Return                        --           -24.03%          -16.91%          - 2.46%          + 2.09%
--------------------------------------------------------------------------------------------------------------------------
* For the period from the commencement of the fund's investment operations, May 20, 1996, through December 31, 2002.

NOTES TO PERFORMANCE SUMMARY

Performance results reflect any applicable expense subsidies and waivers in effect during the periods shown; without these, the results would have been less favorable. See the prospectus and financial statements for details. All results are historical and assume the reinvestment of dividends and capital gains distributions.

INVESTMENT RETURN AND PRINCIPAL VALUE WILL FLUCTUATE, AND SHARES, WHEN REDEEMED, MAY BE WORTH MORE OR LESS THAN THEIR ORIGINAL COST. PAST PERFORMANCE IS NO GUARANTEE OF FUTURE RESULTS, AND THE PERFORMANCE SHOWN ABOVE DOES NOT REFLECT THE DEDUCTION OF TAXES, IF ANY, THAT A SHAREHOLDER WOULD PAY ON FUND DISTRIBUTIONS OR THE REDEMPTION OF FUND SHARES.

MARKET VOLATILITY CAN SIGNIFICANTLY AFFECT SHORT-TERM PERFORMANCE, AND MORE RECENT RETURNS MAY BE DIFFERENT FROM THOSE SHOWN. VISIT WWW.MFS.COM FOR MORE CURRENT PERFORMANCE RESULTS.

PORTFOLIO OF INVESTMENTS (Unaudited) - December 31, 2002

Stocks - 95.7%
-------------------------------------------------------------------------------
ISSUER                                                     SHARES         VALUE
-------------------------------------------------------------------------------
U.S. Stocks - 87.4%
  Advertising & Broadcasting - 0.3%
    Lamar Advertising Co., "A"*                             1,300   $    43,719
-------------------------------------------------------------------------------
  Aerospace - 1.3%
    Lockheed Martin Corp.                                   3,730   $   215,408
-------------------------------------------------------------------------------
  Banks & Credit Cos. - 7.3%
    Bank of America Corp.                                   5,620   $   390,984
    Banknorth Group, Inc.                                   3,460        78,196
    FleetBoston Financial Corp.                             6,530       158,679
    Mellon Financial Corp.                                  7,130       186,164
    SouthTrust Corp.                                        3,720        92,442
    SunTrust Banks, Inc.                                    3,820       217,434
    Wachovia Corp.                                          2,070        75,431
                                                                    -----------
                                                                    $ 1,199,330
-------------------------------------------------------------------------------
  Biotechnology - 2.6%
    Eli Lilly & Co.                                         6,820   $   433,070
-------------------------------------------------------------------------------
  Business Machines - 0.2%
    Dell Computer Corp.*                                      860   $    22,996
-------------------------------------------------------------------------------
  Business Services - 1.9%
    Automatic Data Processing, Inc.                         4,860   $   190,755
    SunGard Data Systems, Inc.*                             4,890       115,208
                                                                    -----------
                                                                    $   305,963
-------------------------------------------------------------------------------
  Chemicals - 0.8%
    Air Products & Chemicals, Inc.                            350   $    14,962
    Praxair, Inc.                                           2,040       117,851
                                                                    -----------
                                                                    $   132,813
-------------------------------------------------------------------------------
  Computer Software - 1.3%
    Oracle Corp.*                                          20,060   $   216,648
-------------------------------------------------------------------------------
  Computer Software - Personal Computers - 1.5%
    Microsoft Corp.*                                        4,400   $   227,480
    Network Associates, Inc.*                               1,000        16,090
                                                                    -----------
                                                                    $   243,570
-------------------------------------------------------------------------------
  Computer Software - Systems - 0.5%
    VERITAS Software Corp.*                                 5,200   $    81,224
-------------------------------------------------------------------------------
  Consumer Goods & Services - 6.3%
    Avon Products, Inc.                                     1,350   $    72,725
    Gillette Co.                                            2,400        72,864
    Kimberly-Clark Corp.                                    2,900       137,663
    Philip Morris Cos., Inc.                                9,000       364,770
    Procter & Gamble Co.                                    4,600       395,324
                                                                    -----------
                                                                    $ 1,043,346
-------------------------------------------------------------------------------
  Electronics - 0.8%
    Analog Devices, Inc.*                                   3,266   $    77,959
    Novellus Systems, Inc.*                                 1,760        49,421
                                                                    -----------
                                                                    $   127,380
-------------------------------------------------------------------------------
  Entertainment - 3.3%
    AOL Time Warner, Inc.*                                 12,000   $   157,200
    Clear Channel Communications, Inc.*                     1,100        41,019
    Viacom, Inc., "B"*                                      8,559       348,865
                                                                    -----------
                                                                    $   547,084
-------------------------------------------------------------------------------
  Financial Institutions - 8.5%
    Charter One Financial, Inc.                             2,705   $    77,715
    Citigroup, Inc.                                        15,067       530,208
    Federal National Mortgage Assn.                         3,100       199,423
    Freddie Mac                                             4,430       261,591
    Goldman Sachs Group, Inc.                               3,010       204,981
    Merrill Lynch & Co., Inc.                               3,550       134,722
                                                                    -----------
                                                                    $ 1,408,640
-------------------------------------------------------------------------------
  Food & Beverage Products - 5.1%
    Anheuser-Busch Cos., Inc.                               6,720   $   325,248
    Kellogg Co.                                             3,930       134,681
    PepsiCo, Inc.                                           8,990       379,558
                                                                    -----------
                                                                    $   839,487
-------------------------------------------------------------------------------
  Forest & Paper Products - 2.1%
    Bowater, Inc.                                             930   $    39,013
    International Paper Co.                                 5,060       176,948
    Smurfit-Stone Container Corp.*                          8,580       132,055
                                                                    -----------
                                                                    $   348,016
-------------------------------------------------------------------------------
  Insurance - 4.9%
    Allstate Corp.                                          3,240   $   119,848
    Chubb Corp.                                             2,400       125,280
    Hartford Financial Services Group, Inc.                 3,230       146,739
    MetLife, Inc.                                           6,090       164,673
    The St. Paul Cos., Inc.                                 3,220       109,641
    Travelers Property Casualty Corp., "B"*                 5,360        78,524
    Travelers Property Casualty Corp.*                      4,714        69,060
                                                                    -----------
                                                                    $   813,765
-------------------------------------------------------------------------------
  Machinery & Tools - 0.7%
    Deere & Co.                                             1,140   $    52,269
    SPX Corp.*                                              1,700        63,665
                                                                    -----------
                                                                    $   115,934
-------------------------------------------------------------------------------
  Medical & Health Products - 5.3%
    Abbott Laboratories, Inc.                               4,910   $   196,400
    Forest Laboratories, Inc.*                              1,860       182,689
    Johnson & Johnson Co.                                   9,310       500,040
                                                                    -----------
                                                                    $   879,129
-------------------------------------------------------------------------------
  Medical & Health Technology Services - 2.5%
    Genzyme Corp.*                                          5,200   $   153,769
    HEALTHSOUTH Corp.*                                     11,900        49,980
    Laboratory Corp. of America Holdings*                   6,300       146,412
    Lincare Holdings, Inc.*                                 2,100        66,402
                                                                    -----------
                                                                    $   416,563
-------------------------------------------------------------------------------
  Metals & Minerals - 0.8%
    Alcoa, Inc.                                             6,010   $   136,908
-------------------------------------------------------------------------------
  Natural Gas - Pipeline - 0.2%
    Equitable Resources, Inc.                               1,000   $    35,040
-------------------------------------------------------------------------------
  Oil Services - 0.9%
    GlobalSantaFe Corp.                                     2,839   $    69,045
    Schlumberger Ltd.                                       1,990        83,759
                                                                    -----------
                                                                    $   152,804
-------------------------------------------------------------------------------
  Oils - 4.2%
    ConocoPhillips                                          2,700   $   130,653
    Devon Energy Corp.                                      1,500        68,850
    Exxon Mobil Corp.                                      13,846       483,779
                                                                    -----------
                                                                    $   683,282
-------------------------------------------------------------------------------
  Pharmaceuticals - 5.6%
    Pfizer, Inc.                                           23,937   $   731,754
    Schering Plough Corp.                                   8,620       191,364
                                                                    -----------
                                                                    $   923,118
-------------------------------------------------------------------------------
  Printing & Publishing - 0.4%
    Gannett Co., Inc.                                         200   $    14,360
    New York Times Co.                                        900        41,157
                                                                    -----------
                                                                    $    55,517
-------------------------------------------------------------------------------
  Real Estate Investment - 0.4%
    Starwood Hotels & Resorts Co.                           2,900   $    68,846
-------------------------------------------------------------------------------
  Restaurants & Lodging - 0.8%
    CEC Entertainment, Inc.*                                1,340   $    41,138
    Hilton Hotels Corp.                                     3,620        46,010
    Yum! Brands, Inc.*                                     2,170        52,558
                                                                    -----------
                                                                    $   139,706
-------------------------------------------------------------------------------
  Special Products & Services - 2.6%
    3M Co.                                                  1,680   $   207,144
    Illinois Tool Works, Inc.                               3,510       227,659
                                                                    -----------
                                                                    $   434,803
-------------------------------------------------------------------------------
  Stores - 6.9%
    Home Depot, Inc.                                        9,720   $   232,891
    Kohl's Corp.*                                           1,100        61,545
    Target Corp.                                            7,940       238,200
    Wal-Mart Stores, Inc.                                  10,680       539,447
    Walgreen Co.                                            2,480        72,391
                                                                    -----------
                                                                    $ 1,144,474
-------------------------------------------------------------------------------
  Supermarkets - 0.7%
    Kroger Co.*                                             2,950   $    45,578
    Safeway, Inc.*                                          3,000        70,080
                                                                    -----------
                                                                    $   115,658
-------------------------------------------------------------------------------
  Telecommunications - Wireline - 2.6%
    Cisco Systems, Inc.*                                   25,700   $   336,670
    EchoStar Communications Corp.*                          4,370        97,276
                                                                    -----------
                                                                    $   433,946
-------------------------------------------------------------------------------
  Utilities - Electric - 0.8%
    PPL Corp.                                               1,270   $    44,044
    Public Service Enterprise Group                         1,300        41,730
    TXU Corp.                                               2,300        42,964
                                                                    -----------
                                                                    $   128,738
-------------------------------------------------------------------------------
  Utilities - Telephone - 3.3%
    AT&T Corp.                                              3,120   $    81,463
    BellSouth Corp.                                        17,880       462,556
                                                                    -----------
                                                                    $   544,019
-------------------------------------------------------------------------------
Total U.S. Stocks                                                   $14,430,944
-------------------------------------------------------------------------------
Foreign Stocks - 8.3%
  Bermuda - 3.1%
    Accenture Ltd. (Business Services)*                     5,540   $    99,665
    ACE Ltd. (Insurance)                                    8,170       239,708
    XL Capital Ltd. (Insurance)                             2,170       167,632
                                                                    -----------
                                                                    $   507,005
-------------------------------------------------------------------------------
  Canada - 0.9%
    Encana Corp. (Utilities - Gas)                          5,000   $   155,500
-------------------------------------------------------------------------------
  Japan - 0.4%
    HONDA MOTOR CO., LTD., ADR (Automotive)                 3,500   $    63,210
-------------------------------------------------------------------------------
  Switzerland - 0.7%
    Syngenta AG (Chemicals)*                                9,700   $   111,744
-------------------------------------------------------------------------------
  United Kingdom - 3.2%
    BHP Billiton PLC, ADR (Metals & Minerals)               1,600   $    17,091
    BP Amoco PLC, ADR (Oils)                                7,750       315,037
    Diageo PLC (Food & Beverages)                           2,655       116,289
    Rio Tinto PLC (Metals & Mining)                           200        15,906
    Willis Group Holdings Ltd. (Insurance)*                 2,400        68,807
                                                                    -----------
                                                                    $   533,130
-------------------------------------------------------------------------------
Total Foreign Stocks                                                $ 1,370,589
-------------------------------------------------------------------------------
Total Stocks (Identified Cost, $16,024,097)                         $15,801,533
-------------------------------------------------------------------------------
Repurchase Agreement - 4.5%
-------------------------------------------------------------------------------
                                                 PRINCIPAL AMOUNT
                                                    (000 OMITTED)
-------------------------------------------------------------------------------
    Merrill Lynch, dated 12/31/02, due 1/2/03
      total to be received $750,840 (secured by
      various Treasury and Federal Agency
      obligations in a jointly traded account),
      at Cost                                              $  751   $   750,815
-------------------------------------------------------------------------------
Total Investments (Identified Cost, $16,774,912)                    $16,552,348
Other Assets, Less Liabilities - (0.2)%                                 (34,468)
-------------------------------------------------------------------------------
Net Assets - 100.0%                                                 $16,517,880
-------------------------------------------------------------------------------
* Non-income producing security.

See notes to financial statements.

FINANCIAL STATEMENTS

Statement of Assets and Liabilities (Unaudited)
------------------------------------------------------------------------------
DECEMBER 31, 2002
------------------------------------------------------------------------------
Assets:
  Investments, at value (identified cost, $16,774,912)           $16,552,348
  Cash                                                                   321
  Receivable for investments sold                                     99,864
  Interest and dividends receivable                                   33,434
  Receivable from investment adviser                                   1,244
  Other assets                                                           305
                                                                 -----------
      Total assets                                               $16,687,516
                                                                 -----------
Liabilities:
  Payable for investments purchased                              $   141,273
  Payable for fund shares reacquired                                  28,133
  Payable to affiliates for management fee                               230
                                                                 -----------
      Total liabilities                                          $   169,636
                                                                 -----------
Net assets                                                       $16,517,880
                                                                 ===========
Net assets consist of:
  Paid-in capital                                                $25,638,502
  Unrealized depreciation on investments and translation of
    assets and liabilities in foreign currencies                    (222,256)
  Accumulated net realized loss on investments and foreign
    currency transactions                                         (8,895,068)
  Accumulated net investment loss                                     (3,298)
                                                                 -----------
      Total                                                      $16,517,880
                                                                 ===========
Shares of beneficial interest outstanding                         2,322,861
                                                                  =========

Net asset value, offering price, and redemption price per share
  (net assets / shares of beneficial interest outstanding)         $7.11
                                                                   =====

See notes to financial statements.

Statement of Operations (Unaudited)
-----------------------------------------------------------------------------
SIX MONTHS ENDED DECEMBER 31, 2002
-----------------------------------------------------------------------------
Net investment income (loss):
  Income -
    Dividends                                                     $   131,320
    Interest                                                            6,152
    Foreign taxes withheld                                               (690)
                                                                  -----------
      Total investment income                                     $   136,782
                                                                  -----------
  Expenses -
    Management fee                                                $    51,423
    Trustees' compensation                                                561
    Shareholder servicing agent fee                                       639
    Administrative fee                                                    126
    Custodian fee                                                       3,594
    Printing                                                            2,630
    Postage                                                             1,678
    Auditing fees                                                      16,450
    Legal fees                                                            670
    Registration fees                                                   7,583
    Miscellaneous                                                       5,362
                                                                  -----------
      Total expenses                                              $    90,716
    Fees paid indirectly                                                 (647)
    Reduction of expenses by investment adviser                       (42,983)
                                                                  -----------
      Net expenses                                                $    47,086
                                                                  -----------
        Net investment income                                     $    89,696
                                                                  -----------
Realized and unrealized gain (loss) on investments:
  Realized loss (identified cost basis) -
    Investment transactions                                       $(1,580,295)
    Foreign currency transactions                                          (6)
                                                                  -----------
      Net realized loss on investments and foreign
        currency transactions                                     $(1,580,301)
                                                                  -----------
  Change in unrealized appreciation (depreciation) -
    Investments                                                   $  (739,032)
    Translation of assets and liabilities in foreign
       currencies                                                         236
                                                                  -----------
      Net unrealized loss on investments and foreign
        currency translation                                      $  (738,796)
                                                                  -----------
        Net realized and unrealized loss on investments
          and foreign currency                                    $(2,319,097)
                                                                  -----------
          Decrease in net assets from operations                  $(2,229,401)
                                                                  ===========

See notes to financial statements.

Statement of Changes in Net Assets
--------------------------------------------------------------------------------------------------------------------
                                                                              SIX MONTHS ENDED            YEAR ENDED
                                                                             DECEMBER 31, 2002         JUNE 30, 2002
                                                                                   (UNAUDITED)
--------------------------------------------------------------------------------------------------------------------
Increase (decrease) in net assets:
From operations -
  Net investment income                                                            $    89,696          $    218,914
  Net realized loss on investments and foreign currency transactions                (1,580,301)           (7,287,147)
  Net unrealized loss on investments and foreign currency translation                 (738,796)           (3,044,979)
                                                                                   -----------          ------------
      Decrease in net assets from operations                                       $(2,229,401)         $(10,113,212)
                                                                                   -----------          ------------
Distributions declared to shareholders from net investment income                  $  (194,531)         $   (233,332)
                                                                                   -----------          ------------
Net decrease in net assets from fund share transactions                            $  (281,076)         $(22,745,666)
                                                                                   -----------          ------------
      Total decrease in net assets                                                 $(2,705,008)         $(33,092,210)
Net assets:
  At beginning of period                                                           $19,222,888          $ 52,315,098
                                                                                   -----------          ------------

  At end of period (including accumulated net investment loss of $3,298
    and net investment income of $101,537, respectively)                           $16,517,880          $ 19,222,888
                                                                                   ===========          ============

See notes to financial statements.

FINANCIAL STATEMENTS - continued

Financial Highlights
------------------------------------------------------------------------------------------------------------------------------
                                                                                       YEAR ENDED JUNE 30,
                                          SIX MONTHS ENDED         -----------------------------------------------------------
                                         DECEMBER 31, 2002           2002         2001         2000         1999          1998
                                               (UNAUDITED)
------------------------------------------------------------------------------------------------------------------------------
Per share data (for a share outstanding
  throughout each period):
Net asset value - beginning of period               $ 8.13         $10.62       $16.52       $16.27       $14.76        $12.10
                                                    ------         ------       ------       ------       ------        ------
Income from investment operations# -
  Net investment income(S)                          $ 0.04         $ 0.06       $ 0.04       $ 0.03       $ 0.05        $ 0.07
  Net realized and unrealized gain (loss) on
    investments and foreign currency                 (0.98)         (2.46)       (3.25)        3.24         1.99          3.07
                                                    ------         ------       ------       ------       ------        ------
      Total from investment operations              $(0.94)        $(2.40)      $(3.21)      $ 3.27       $ 2.04        $ 3.14
                                                    ------         ------       ------       ------       ------        ------
Less distributions declared to shareholders -
  From net investment income                        $(0.08)        $(0.09)      $(0.03)      $(0.08)      $(0.03)       $(0.05)
  From net realized gain on investments and
    foreign currency transactions                     --             --          (2.36)       (2.94)       (0.50)        (0.43)
  In excess of net realized gain on investments
    and foreign currency transactions                 --             --          (0.30)        --           --            --
                                                    ------         ------       ------       ------       ------        ------
      Total distributions declared to
        shareholders                                $(0.08)        $(0.09)      $(2.69)      $(3.02)      $(0.53)       $(0.48)
                                                    ------         ------       ------       ------       ------        ------
Net asset value - end of period                     $ 7.11         $ 8.13       $10.62       $16.52       $16.27        $14.76
                                                    ======         ======       ======       ======       ======        ======
Total return                                        (11.50)%++     (22.69)%     (21.58)%      21.67%       14.12%        26.86%
Ratios (to average net assets)/Supplemental data(S):
    Expenses##                                        0.56%+         0.56%        0.56%        0.66%        0.66%         0.65%
    Net investment income                             1.05%+         0.62%        0.31%        0.21%        0.37%         0.49%
Portfolio turnover                                      56%           179%          99%          99%          99%           73%
Net assets at end of period (000 Omitted)          $16,518        $19,223      $52,315      $73,159      $61,467      $100,377

(S) The investment adviser voluntarily agreed under a temporary expense agreement to pay all of the fund's operating expenses, exclusive of management fees, in excess of 0.00% of average daily net assets. In addition, the investment adviser voluntarily waived a portion of its fee for certain of the periods indicated. To the extent actual expenses were over this limitation net investment income per share and the ratios would have been:

    Net investment income                           $ 0.02         $ 0.03       $ 0.01       $ 0.01       $ 0.04        $ 0.05
    Ratios (to average net assets):
      Expenses##                                      1.06%+         0.87%        0.78%        0.77%        0.77%         0.76%
      Net investment income                           0.55%+         0.31%        0.09%        0.10%        0.26%         0.38%

  + Annualized.
 ++ Not annualized.
  # Per share data are based on average shares outstanding.
 ## Ratios do not reflect reductions from certain expense offset arrangements.

See notes to financial statements.

NOTES TO FINANCIAL STATEMENTS (Unaudited)

(1)  Business and Organization
MFS Institutional Research Fund (the fund) is a diversified series of MFS Institutional Trust (the trust). The trust is organized as a Massachusetts business trust and is registered under the Investment Company Act of 1940, as amended, as an open-end management investment company.

(2) Significant Accounting Policies
General - The preparation of financial statements in conformity with generally accepted accounting principles requires management to make estimates and assumptions that affect the reported amounts of assets and liabilities, and disclosure of contingent assets and liabilities at the date of the financial statements and the reported amounts of revenues and expenses during the reporting period. Actual results could differ from those estimates. The fund can invest in foreign securities. Investments in foreign securities are vulnerable to the effects of changes in the relative values of the local currency and the U.S. dollar and to the effects of changes in each country's legal, political, and economic environment.

Investment Valuations - Equity securities listed on securities exchanges or reported through the NASDAQ system are reported at market value using last sale prices. Unlisted equity securities or listed equity securities for which last sale prices are not available are reported at market value using last quoted bid prices. Short-term obligations, which mature in 60 days or less, are valued at amortized cost, which approximates market value. Securities for which there are no such quotations or valuations are valued in good faith at the direction of the Trustees.

Repurchase Agreements - The fund may enter into repurchase agreements with institutions that the fund's investment adviser has determined are creditworthy. Each repurchase agreement is recorded at cost. The fund requires that the securities collateral in a repurchase transaction be transferred to the custodian in a manner sufficient to enable the fund to obtain those securities in the event of a default under the repurchase agreement. The fund monitors, on a daily basis, the value of the collateral to ensure that its value, including accrued interest, is greater than amounts owed to the fund under each such repurchase agreement. The fund, along with other affiliated entities of Massachusetts Financial Services Company (MFS), may utilize a joint trading account for the purpose of entering into one or more repurchase agreements.

Foreign Currency Translation - Investment valuations, other assets, and liabilities initially expressed in foreign currencies are converted each business day into U.S. dollars based upon current exchange rates. Purchases and sales of foreign investments, income, and expenses are converted into U.S. dollars based upon currency exchange rates prevailing on the respective dates of such transactions. Gains and losses attributable to foreign currency exchange rates on sales of securities are recorded for financial statement purposes as net realized gains and losses on investments. Gains and losses attributable to foreign exchange rate movements on income and expenses are recorded for financial statement purposes as foreign currency transaction gains and losses. That portion of both realized and unrealized gains and losses on investments that results from fluctuations in foreign currency exchange rates is not separately disclosed.

Security Loans - State Street Bank and Trust Company ("State Street"), as lending agent, may loan the securities of the fund to certain qualified institutions (the "Borrowers") approved by the fund. The loans are collateralized at all times by cash in an amount at least equal to the market value of the securities loaned. State Street provides the fund with indemnification against Borrower default. The fund bears the risk of loss with respect to the investment of cash collateral.

Cash collateral is invested in short-term securities. A portion of the income generated upon investment of the collateral is remitted to the Borrowers, and the remainder is allocated between the fund and the lending agent. On loans collateralized by U.S. Treasury securities, a fee is received from the Borrower, and is allocated between the fund and the lending agent. Income from securities lending is included in interest income on the Statement of Operations. The dividend and interest income earned on the securities loaned is accounted for in the same manner as other dividend and interest income.

At December 31, 2002 there were no securities on loan.

Investment Transactions and Income - Investment transactions are recorded on the trade date. Interest income is recorded on the accrual basis. Dividends received in cash are recorded on the ex-dividend date.

Fees Paid Indirectly - The fund's custody fee is reduced according to an arrangement that measures the value of cash deposited with the custodian by the fund. This amount is shown as a reduction of total expenses on the Statement of Operations.

Tax Matters and Distributions - The fund's policy is to comply with the provisions of the Internal Revenue Code (the Code) applicable to regulated investment companies and to distribute to shareholders all of its net taxable income, including any net realized gain on investments. Accordingly, no provision for federal income or excise tax is provided.

Distributions to shareholders are recorded on the ex-dividend date. The fund distinguishes between distributions on a tax basis and a financial reporting basis and only distributions in excess of tax basis earnings and profits are reported in the financial statements as distributions from paid-in capital. Differences in the recognition or classification of income between the financial statements and tax earnings and profits, which result in temporary over-distributions for financial statement purposes, are classified as distributions in excess of net investment income or net realized gains. Common types of book and tax differences that could occur include differences in accounting for currency transactions, derivatives, real estate investment trusts, and capital losses.

The tax character of distributions declared for the years ended June 30, 2002 and June 30, 2001 was as follows:

                                          JUNE 30, 2002       JUNE 30, 2001
-----------------------------------------------------------------------------
Distributions declared from:
  Ordinary income                              $233,332         $ 1,107,214
  Long-term capital gain                          --              9,086,184
                                               --------         -----------
Total distributions declared                   $233,332         $10,193,398
                                               ========         ===========

As of June 30, 2002, the components of distributable earnings (accumulated losses) on a tax basis were as follows:

              Undistributed ordinary income       $   101,537
              Capital loss carryforward            (5,117,479)
              Unrealized loss                         (50,290)
              Other temporary differences          (1,630,458)

For federal income tax purposes, the capital loss carryforward may be applied against any net taxable realized gains of each succeeding year until the earlier of its utilization or expiration on June 30, 2010.

(3) Transactions with Affiliates
Investment Adviser - The fund has an investment advisory agreement with Massachusetts Financial Services Company (MFS) to provide overall investment advisory and administrative services, and general office facilities.

The management fee is computed daily and paid monthly at an annual rate of 0.60% of the fund's average daily net assets. The investment advisor has voluntarily agreed to waive a portion of its fee, which is shown as a reduction of total expenses in the Statement of Operations. Management fees incurred for the six months ended December 31, 2002 were 0.55% of average net assets on an annualized basis. The investment adviser has voluntarily agreed to pay the fund's operating expenses exclusive of management fees such that the fund's aggregate expenses do not exceed 0.00% of its average daily net assets. This is reflected as a reduction of expenses in the Statement of Operations.

The fund pays compensation to the Independent Trustees in the form of both a retainer and attendance fees and pays no compensation directly to its Trustees who are officers of the investment adviser, or to officers of the fund, all of whom receive remuneration for their services to the fund from MFS. Certain officers and Trustees of the fund are officers or directors of MFS, MFS Fund Distributors (MFD), and MFS Service Center, Inc. (MFSC).

Administrator - The fund has an administrative services agreement with MFS to provide the fund with certain financial, legal, shareholder communications, compliance, and other administrative services. As a partial reimbursement for the cost of providing these services, the fund pays MFS an administrative fee at the following annual percentages of the fund's average daily net assets:

              First $2 billion               0.0175%
              Next $2.5 billion              0.0130%
              Next $2.5 billion              0.0005%
              In excess of $7 billion        0.0000%

Shareholder Servicing Agent - MFSC, a wholly owned subsidiary of MFS, earns a fee for its services as shareholder servicing agent. The fee is calculated as a percentage of the fund average daily net assets at an annual rate of 0.0075%.

(4) Portfolio Securities
Purchases and sales of investments, other than U.S. government securities, purchased option transactions, and short-term obligations, aggregated $9,326,679 and $9,679,720, respectively.

The cost and unrealized appreciation and depreciation in the value of the investments owned by the fund, as computed on a federal income tax basis, are as follows:

Aggregate cost                                                   $ 17,326,799
                                                                 ------------
Gross unrealized depreciation                                    $ (1,672,746)
Gross unrealized appreciation                                         898,295
                                                                 ------------
    Net unrealized depreciation                                  $   (774,451)
                                                                 ============

(5) Shares of Beneficial Interest
The fund's Declaration of Trust permits the Trustees to issue an unlimited number of full and fractional shares of beneficial interest. Transactions in fund shares were as follows:

                                          SIX MONTHS ENDED DECEMBER 31, 2002          YEAR ENDED JUNE 30, 2002
                                          ----------------------------------      ----------------------------
                                                       SHARES         AMOUNT          SHARES            AMOUNT
--------------------------------------------------------------------------------------------------------------
Shares sold                                            59,974       $446,126       3,296,050       $30,859,773
Shares issued to shareholders in reinvestment
  of distributions                                     27,398        194,531          24,639           233,332
Shares reacquired                                    (127,788)      (921,733)     (5,885,392)      (53,838,771)
                                                     --------      ---------      ----------      ------------
    Net decrease                                      (40,416)     $(281,076)     (2,564,703)     $(22,745,666)
                                                     ========      =========      ==========      ============

(6) Line of Credit
The fund and other affiliated funds participate in an $800 million unsecured line of credit provided by a syndication of banks under a line of credit agreement. Borrowings may be made for temporary financing needs. Interest is charged to each fund, based on its borrowings, at a rate equal to the bank's base rate. In addition, a commitment fee, based on the average daily unused portion of the line of credit, is allocated among the participating funds at the end of each quarter. The commitment fee allocated to the fund for the six months ended December 31, 2002, was $4. The fund had no borrowings during the period.

                 --------------------------------------------
This report is prepared for the general information of shareholders. It is authorized for distribution to prospective investors only when preceded or accompanied by a current prospectus.

(C)2003 MFS Investment Management(R).
MFS(R) investment products are offered through MFS Fund Distributors, Inc.,
500 Boylston Street, Boston, MA 02116.                        IRF-SEM 02/03 75